                                                                 Exhibit 10.24.2


                                 AMENDMENT NO. 1 TO
                       INVESTMENT AND STOCKHOLDERS' AGREEMENT

       This Amendment No. 1 to Investment and Stockholders' Agreement is entered into as of the 1st day of April, 1998, by and among PATHNET, INC., a Delaware corporation (the "Company"), the investors listed on the signature pages hereto (the "Investors"), David Schaeffer, and Richard A. Jalkut ("Jalkut"). Unless the context otherwise requires, all references herein to the Company shall refer to the Company and its subsidiaries on a consolidated basis.

                                      WITNESSETH

       WHEREAS, the Company and the Investors are parties to an Investment and Stockholders' Agreement, dated October 31, 1997, as amended by that certain Consent, Waiver and Amendment dated as of March 19, 1998 (the "Investment Agreement");

       WHEREAS, Jalkut entered into an Employment Agreement with the Company, dated as of August 4, 1997, and in connection therewith the Company and the Investors agreed to provide Jalkut with certain options to purchase common stock of the Company (the "Common Stock"), and the Company may from time to time in the future issue Jalkut further options to purchase Common Stock (collectively, the "Jalkut Options");

       WHEREAS, in connection with the issuance of the Jalkut Options, the Company and the Investors agreed to provide Jalkut with certain registration rights; and

       WHEREAS, the Company, the Investors, Schaeffer and Jalkut now desire to amend the Investment Agreement to provide Jalkut with such agreed upon registration rights.

       NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the Investors, severally, Schaeffer, Jalkut and the Company do hereby covenant and agree to amend the Investment Agreement as follows:

       1. DEFINITIONS. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Investment Agreement.

       2. ADDITION OF JALKUT AS PARTY TO INVESTMENT AGREEMENT. The Investment Agreement is hereby amended by adding Richard A. Jalkut as a party thereto.

       3. AMENDMENT TO SECTION 7.1 OF THE INVESTMENT AGREEMENT. Section 7.1 of the Investment Agreement is hereby amended by deleting the existing Section
7.1 in its entirety and replacing it with the following:

"7.1   OPTIONAL REGISTRATIONS.

       If at any time or times after the date hereof, the Company shall seek to register any shares of its capital stock or securities convertible into capital stock under the Securities Act (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by Founders of the Company (a "secondary offering"), or both, but not a public offering pursuant to any demand registration rights under the Warrant Registration Rights Agreement dated as of April 8, 1998 by and among the Company, the Permitted Holders named therein and the Initial Purchasers named therein (the "Warrant Registration Rights Agreement")), the Company will promptly give written notice thereof to each Investor holding Registrable Securities (as hereinafter defined in SECTION 7.4 below) then outstanding and to Jalkut. If within 30 days after their receipt of such notice one or more Investors or Jalkut request the inclusion of some or all of the Registrable Securities held by them in such registration, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which such Investors or Jalkut may request in a writing delivered to the Company within 30 days after the notice given by the Company. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, the Company shall not be required to register Registrable Securities of the Investors or Jalkut in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for the Company. If any limitation of the number of shares of capital stock to be registered by the Investors is required pursuant to this SECTION 7.1, the number of shares that may be included in the registration on behalf of the Investors shall be allocated among the Investors or the holders of any other registration rights in proportion, as nearly as practicable, to their respective holdings of Registrable Securities, after first excluding from such registration statement all shares of Common Stock sought to be included therein by (i) any director, officer or employee of the Company, including Jalkut, unless and until Jalkut has been involuntarily terminated as an officer of the Company pursuant to Sections 6(d) or 6(f) of the Employment Agreement, pro rata based on the number of shares of Registrable Securities requested by each such individual to be included in such registration, (ii) any holder thereof not having any such contractual incidental registration rights, and (iii) any holder, thereof having contractual incidental registration rights subordinate and junior to the rights of the Investors, provided, that in connection with any registration that includes securities pursuant to the Warrant Registration Rights Agreement, the terms of the Warrant Registration Rights Agreement as in effect on the date hereof shall govern the inclusion (and limitations on inclusion) of Registrable Securities and other securities in such registration. In any event, if such underwritten public offering is not an initial public offering, then the Investors holding Registrable Securities (and Jalkut if he has been involuntarily terminated as an officer of the Company pursuant to Sections 6(d) or 6(f) of the Employment Agreement) shall be allowed to include in the aggregate not less than thirty-five percent (35%) of the shares subject to such registration statement, provided, that in connection with any registration that includes securities pursuant to the Warrant Registration Rights Agreement, the terms of the Warrant Registration Rights Agreement as in effect on the date hereof shall govern the inclusion (and limitations on inclusion) of Registrable Securities and other securities in such registration. The Company will not grant any rights relating to the piggy-back registration of its capital stock which are superior to or on a parity with the rights granted to the Investors and Jalkut in this SECTION 7.1 other than pursuant to the Warrant Registration Rights Agreement. The provisions of this SECTION 7.1 will not apply to a registration effected solely to implement (i) an employee benefit plan, or (ii) a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "SEC") under the Securities Act is applicable."

       4. AMENDMENT TO SECTION 7.2 OF THE INVESTMENT AGREEMENT. Section 7.2 of the Investment Agreement is hereby amended by deleting the existing Section
7.2 in its entirety and replacing it with the following:

"7.2   REQUIRED REGISTRATIONS.

       If on any three (3) occasions after the date hereof the Investors and Jalkut (collectively, the "Holders") holding a majority of the Registrable Securities held by all Holders notify the Company in writing that the Holders intend to offer or cause to be offered for public sale all or any portion of its or their Registrable Securities, the Company will notify all of the Holders who would be entitled to notice of a proposed registration under SECTION 7.1 above of its receipt of such notification from such Holder or Holders and any other holder of piggyback registration rights. Upon the written request of any such Holder or Holders delivered to the Company within 20 days after receipt from the Company of such notification, the Company will either (i) elect to make a primary offering in which case the rights of such Holders to participate in such offering shall be as set forth in SECTION 7.1 above (except that the Company shall not be permitted to limit the number of shares which may be registered by any Holder and Holders holding a majority of the Registrable Securities requested to be included in such required registration will have the right to select the underwriter), or (ii) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders to be registered under the Securities Act in accordance with the terms of this SECTION 7.2. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall not be required to cause a registration statement requested pursuant to this SECTION 7.2 to become effective prior to the later of (a) 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders holding Registrable Securities that the Company is commencing to prepare a Company-initiated registration statement (other than registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the SEC under the Securities Act is applicable) and
(b) 30 days
following the end of any "lock-up" or "black out" period imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of securities of the Company; PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following the end of the period set forth in clause (a) or (b) above, as applicable."

       5. AMENDMENT TO SECTION 7.3 OF THE INVESTMENT AGREEMENT. Section 7.3 of the Investment Agreement is hereby amended by deleting the existing Section
7.3 in its entirety and replacing it with the following:

"7.3   FORM S-3

       If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, the Company shall use its best efforts to continue to qualify at all times for registration on Form S-3 or such successor form. One or more of the Holders holding Registrable Securities shall have the right to request and have effected one registration per year of shares of Registrable Securities on Form S-3 or such successor form for a public offering of shares of Registrable Securities and having an aggregate proposed offering price exceeding $500,000 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders). The Company shall not be required to cause a registration statement requested pursuant to this SECTION 7.3 to become effective prior to the later of (a) 90 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the SEC under the Securities Act is applicable) and
(b) 30 days following the end of any "lock-up" or "black out" period imposed on the Company pursuant to or in connection with any underwriting or purchase agreement relating to an underwritten Rule 144A or registered public offering of securities of the Company; PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following the end of the period set forth in clause (a) or (b) above, as applicable, if the request pursuant to this SECTION 7.3 has been made prior to the expiration of such period. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed 60 days during any twelve-month period, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other factor and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this SECTION 7.3 and shall provide a reasonable opportunity for such Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Common Stock on Form S-3 or such successor form to the extent requested by the Holder or Holders thereof for purposes of disposition. If so requested by any Holder in connection with a registration under this SECTION

7.3, the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for the shorter of (a) six months or (b) until all of such Holder's Registrable Securities registered thereunder are sold; provided, however, that "Registrable Securities" shall not include any shares of Common Stock which may be sold by the holder thereof under Rule 144(k) promulgated under the Securities Act."

       6. AMENDMENT TO SECTION 7.4 OF THE INVESTMENT AGREEMENT. Section 7.4 of the Investment Agreement is hereby amended by deleting the existing Section
7.4 in its entirety, and replacing it with the following:

"7.4   REGISTRABLE SECURITIES.

       For the purposes this SECTION 7, the term "Registrable Securities" shall mean (i) any shares of the Common Stock purchased by, or issued to, an Investor, or issuable upon conversion of the Preferred Shares, including without limitation any Series A Conversion Shares, Series B Conversion Shares or
Series C Conversion Shares issued or issuable upon conversion of any and all of the Preferred Shares and including any Common Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that if an Investor owns Preferred Shares, the Investor shall not be required to cause such Preferred Shares to be converted to Common Stock until immediately prior to the effective date of any applicable registration statement pursuant to which such shares will be sold and (ii) any shares of Common Stock, including any Common Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, issued or issuable to Jalkut upon exercise of options granted to him by the Company, provided that if Jalkut has not exercised an option, he shall not be required to exercise such option until immediately prior to the effective date of any applicable registration statement pursuant to which such shares will be sold; provided, however, that "Registrable Securities" shall not include any shares of Common Stock which may be sold by the holder thereof under Rule 144(k) under the Securities Act."

       7. AMENDMENT TO SECTION 7.5(a) OF THE INVESTMENT AGREEMENT. Section 7.5(a) of the Investment Agreement is hereby amended by deleting the existing
Section 7.5(a) in its entirety and replacing it with the following:

             (a) Pay all expenses of such registrations and offerings (exclusive of underwriting discounts and commissions) and the reasonable fees and expenses, not to exceed $60,000 per offering, of not more than on independent counsel for the Holders satisfactory to a majority in interest of the Registrable Securities included in such registration, voting as a single class.

       8. AMENDMENT TO SECTION 7.5(c) OF THE INVESTMENT AGREEMENT. Section 7.5(c) of the Investment Agreement is hereby amended by deleting the existing
Section 7.5(c) in its entirety and replacing it with the following:

             (c) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

       9. AMENDMENT TO SECTION 7.5(d) OF THE INVESTMENT AGREEMENT. Section 7.5(d) of the Investment Agreement is hereby amended by deleting the existing
Section 7.5(d) in its entirety and replacing it with the following:

             (d) Enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Holders, if any, in such form and containing such terms as are customary; PROVIDED, HOWEVER, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and any written information provided by the Holders to the Company, and if the underwriter requires that representations or warranties by made, the Company shall make all such representations and warranties relating to the Company;

       10. AMENDMENT TO SECTION 7.5(e) OF THE INVESTMENT AGREEMENT. Section 7.5(e) of the Investment Agreement is hereby amended by deleting the existing
Section 7.5(e) in its entirety and replacing it with the following:

             (e) Use its best efforts to register or qualify the securities covered by said registration statement under the securities or blue-sky laws of such jurisdictions as any selling Holder may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business therein;

       11. AMENDMENT TO SECTION 7.5(f) OF THE INVESTMENT AGREEMENT. Section 7.5(f) of the Investment Agreement is hereby amended by deleting the existing
Section 7.5(f) in its entirety and replacing it with the following:

             (f) Immediately notify each selling Holder, at any time when a prospectus relating to his Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospect so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

       12. AMENDMENT TO SECTION 7.5(i) OF THE INVESTMENT AGREEMENT. Section 7.5(i) of the Investment Agreement is hereby amended by deleting the existing
Section 7.5(i) in its entirety and replacing it with the following:

             (i) Obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold may reasonably request; and

       13. AMENDMENT TO SECTION 7.6 OF THE INVESTMENT AGREEMENT. Section 7.6 of the Investment Agreement is hereby amended by replacing the word "Investor" wherever it occurs with the word "Holder" and replacing the word "Investors" wherever it occurs with the word "Holders."

       14. AMENDMENT TO SECTION 7.7 OF THE INVESTMENT AGREEMENT. Section 7.7 of the Investment Agreement is hereby amended by replacing the word "Investor" with the word "Holder" and by replacing the word "Investors" with the word "Holders."

       15. DOCUMENTS OTHERWISE UNCHANGED. Except as provided herein, the Investment Agreement shall remain unchanged and in full force and effect.

       16. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

       17. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any respective successors and assigns.

       18. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws principles thereof.


                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              PATHNET, INC.


                              By: /s/ Richard A. Jalkut
                                 -----------------------------------------------
                                 Name:  Richard A. Jalkut
                                 Title: President and Chief Executive Officer


                                  /s/ David Schaeffer
                                 -----------------------------------------------
                                 David Schaeffer, Individually


                                  /s/ Richard A. Jalkut
                                 -----------------------------------------------
                                 Richard A. Jalkut, Individually



                              INVESTORS:

                              SPECTRUM EQUITY INVESTORS, L.P.

                                 By: Spectrum Equity Associates, L.P.


                                 By: /s/ Kevin Maroni
                                    --------------------------------------------
                                    Name:  Kevin Maroni
                                    Title: Attorney-In-Fact


                              SPECTRUM EQUITY INVESTORS II, L.P.

                                 By: Spectrum Equity Associates II, L.P.


                                 By: /s/ Kevin Maroni
                                    --------------------------------------------
                                    Name:  Kevin Maroni
                                    Title: General Partner

                              NEW ENTERPRISE ASSOCIATES VI, LIMITED PARTNERSHIP

                                 By: NEA Partners VI, Limited Partnership


                                 By: /s/ Peter J. Barris
                                    --------------------------------------------
                                    Name:  Peter J. Barris
                                    Title: General Partner


                              ONSET ENTERPRISE ASSOCIATES II, L.P.

                                 By:  OEA II Management, LLC
                                 Its: General Partner


                                 By: /s/ Thomas Winter
                                    --------------------------------------------
                                    Name:  Thomas Winter
                                    Title: General Partner


                              ONSET ENTERPRISE ASSOCIATES III, L.P.

                                 By:  OEA III Management, LLC
                                 Its: General Partner


                                 By: /s/ Thomas Winter
                                    --------------------------------------------
                                    Name:  Thomas Winter
                                    Title: Managing Director


                              CORMAN FOUNDATION, INCORPORATED


                              By: /s/ James F. Corman
                                 -----------------------------------------------
                                 Name:  James F. Corman
                                 Title: President

                              IAI INVESTMENT FUNDS VIII, INC. (IAI VALUE FUND)


                              By: /s/ Susan Haedt
                                 -----------------------------------------------
                                 Name:  Susan Haedt
                                 Title: Vice President

                              IAI INVESTMENT FUNDS VI, INC. (IAI BALANCED FUND)


                              By: /s/ Susan Haedt
                                 -----------------------------------------------
                                 Name:  Susan Haedt
                                 Title: Vice President


                               /s/ Thomas Domencich
                              --------------------------------------------------
                              Thomas Domencich, Individual



                               /s/ Dennis R. Patrick
                              --------------------------------------------------
                              Dennis R. Patrick, Individually


                              GROTECH PARTNERS IV, L.P.

                                 By: Grotech Capital Group IV, LLC, General
                                        Partner

                                 By: /s/ Patrick J. Kerins
                                    --------------------------------------------
                                    Name:  Patrick J. Kerins
                                    Title: Managing Director


                              TORONTO DOMINION CAPITAL (U.S.A.), INC.


                              By: /s/ Martha L. Gariepy
                                 -----------------------------------------------
                                 Name:  Martha L. Gariepy
                                 Title: Secretary/Treasurer

                              UTECH CLIMATE CHALLENGE FUND, L.P.

                              By: ARETE CLIMATE CHALLENGE PARTNERS, L.L.C.
                                    General Partner

                                    By: ARETE VENTURES, INC.
                                          Managing Member


                                    By: /s/ William T. Heflin
                                       -----------------------------------------
                                       Name:  William T. Heflin
                                       Title: Vice President


                              UTILITY COMPETITIVE ADVANTAGE FUND, L.L.C.

                              By: ARETE COMPETITIVE ADVANTAGE PARTNERS, L.L.C.
                                    General Partner

                                    By: ARETE VENTURES, L.L.C.


                                    By: /s/ William T. Heflin
                                       -----------------------------------------
                                       Name:  William T. Heflin
                                       Title: Managing Director


                              FBR TECHNOLOGY VENTURE PARTNERS L.P.

                                 By: FBR Venture Capital Managers, Inc., its
                                        General Partner


                                 By: /s/ Gene Riechers
                                    --------------------------------------------
                                    Name:  Gene Riechers
                                    Title: Managing Director

                                  /s/ Shawn J. Colo
                                 -----------------------------------------------
                                   Shawn J. Colo, Individually

                                  /s/ Benjamin M. Coughlin
                                 -----------------------------------------------
                                    Benjamin M. Coughlin, Individually


                                  /s/ Michael J. Kennealy
                                 -----------------------------------------------
                                    Michael J. Kennealy, Individually


                                  /s/ Matthew N. Mochary
                                 -----------------------------------------------
                                    Matthew N. Mochary, Individually


                                  /s/ Robert A. Nicholson
                                 -----------------------------------------------
                                    Robert A. Nicholson, Individually


                                  /s/ Fred Wang
                                 -----------------------------------------------
                                    Fred Wang, Individually